GAMCO GLOBAL SERIES FUNDS, INC.

Supplement dated June 22, 2017

to

The GAMCO Global Opportunity Fund’s Summary Prospectus dated April 28, 2017

This supplement amends certain information in the Summary Prospectus (the “Summary Prospectus”), dated April 28, 2017, of The GAMCO Global Opportunity Fund (the “Fund”), a series of GAMCO Global Series Funds, Inc. Unless otherwise indicated, all other information included in the Summary Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Summary Prospectus.

Effective as of September 5, 2017, “The GAMCO Global Opportunity Fund” will change its name and will become “The Gabelli International Small Cap Fund” and all references to “The GAMCO Global Opportunity Fund” or the “Global Opportunity Fund” will be changed to “The Gabelli International Small Cap Fund” or the “International Small Cap Fund”, as the case may be.

Principal Investment Strategies

Effective as of September 5, 2017, the Principal Investment Strategies of the International Small Cap Fund will be as follows.

The Fund will invest primarily in a portfolio of common stocks of non-U.S. companies. In determining whether an issuer is a U.S. or non-U.S. company, the Fund will consider various factors including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of “small cap companies.” The Adviser currently characterizes small capitalization companies as those with total common stock market values of $3 billion or less at the time of investment. The investment policy of the International Small Cap Fund relating to the type of securities in which 80% of the International Small Cap Fund’s net assets must be invested may be changed by the Board without shareholder approval. Shareholders will, however, receive at least sixty days notice prior to any change in this policy.

The Fund may invest in non-U.S. markets throughout the world, including emerging markets. The Fund considers emerging markets to be markets located in countries classified as emerging or frontier markets by MSCI, and are generally located in the AsiaPacific region, Eastern Europe, the Middle East, Central and South America, and Africa. Ordinarily, the Fund will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Fund’s non-U.S. investments.

In selecting investments, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small capitalization (capitalization is the price per share multiplied by the number of shares outstanding) companies with experienced management, strong balance sheets, and rising free cash flow and earnings. The Adviser’s goal is to invest long term in the stocks of companies trading at reasonable market valuations relative to perceived economic worth.

Frequently, smaller capitalization companies exhibit one or more of the following traits:

•	New products or technologies

•	New distribution methods

•	Rapid changes in industry conditions due to regulatory or other developments

•	Changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation.

In addition, because smaller capitalization companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies and then adjust its valuation more quickly once investor interest is gained.

Shareholders Should Retain This Supplement For Future Reference

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